UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

Bit Digital, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, Floor 11 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 463-5121
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $.01 par value	BTBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 9, 2026, representatives of Bit Digital, Inc. ( the “Company”) began making presentations to investors using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Deck”) and incorporated herein by reference. This Investor Deck is expected to be used by the Company in connection with certain future presentations to investors and others. In particular, the Company may utilize the Investor Deck while making a presentation at the Moody Capital Solutions 2026 Disruptive Growth & Life Sciences Conference on September 9-10, 2026, and at the H.C. Wainwright 28th Annual Global Investment Conference on September 14-16, 2026.

The information contained in the Investor Deck is summary information and contains forward-looking statements that are subject to risks and uncertainties, including those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The information in the Investor Deck is as of September 9, 2026, except for any information that is specifically identified as being as of an earlier date. The Company undertakes no obligation to publicly update or revise the information contained in the Investor Deck or this Item 7.01, except as required by law, although it may do so from time to time. Any such updates may be made through the filing of other reports or documents with the SEC, press releases, disclosure on the Company’s website or other means of public disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of requirements of Regulation FD.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K or presentation about the Company’s future expectations, plans and prospects, including statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors as are set forth in the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 27, 2026, and the Company’s other filings with the SEC under the headings “Risk Factors” and “Forward-Looking Statements”. In addition, the forward-looking statements included in this Current Report on Form 8-K or presentation represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Deck dated September, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIT DIGITAL, INC.

Date: September 9, 2026	By:	/s/ Sam Tabar
		Name:	Sam Tabar
		Title:	Chief Executive Officer

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